SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report(Date of earliest event reported): July 18, 2003


                         TRI CITY BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)


Wisconsin                            0-9785                      39-1158740
(State or other jurisdiction of  (Commission File           (I.R.S. Employer
 incorporation or organization)      number)                 Identification No.)


6400 South 27th Street
 Oak Creek, Wisconsin                                              53154
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:           (414) 761-1610

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Item 7.  Exhibits

         Exhibit No.                     Description

            99.1                         Second Quarter 2003 Unaudited Financial
                                         Information.
            99.2 Management Comments to Second Quarter 2003 Unaudited Financial Information.



Item 9. Regulation FD Disclosure/Results of Operations and Financial Condition provided under Item 12 pursuant to Release 34-47583.

         On July 18, 2003, Tri City Bankshares Corporation began mailing certain second quarter 2003 unaudited Financial Information and related management discussion. A copy of this information is attached hereto as Exhibits 99.1 and 99.2 and is incorporated herein by reference.
         This information is furnished under Items 9 and 12 of Form 8-K.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TRI CITY BANKSHARES CORPORATION
                                  (Registrant)


Date:  July 18, 2003                         /s/Thomas W. Vierthaler
      ---------------                        ----------------------------------
                                             Thomas W. Vierthaler
                                             Vice President & Comptroller
                                             (Chief Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit No.                 Description

   99.1                     Second Quarter 2003 Unaudited Financial Information.
   99.2 Management Comments to the Second Quarter 2003 Unaudited Financial Information.